UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 16, 2007

Date of Report (Date of earliest event reported)

NEXTMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NextMart Inc. Oriental Plaza Bldg. W3, Twelfth Floor 1 East Chang’an Avenue, Dongcheng District, Beijing, 100738 PRC
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 865-0901 x 322

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 16, 2007, we issued a press release announcing the financial results of our fiscal year ended March 31, 2007.

In this press release, we issued preliminary financial guidance for our fiscal year ending March 31, 2008. We announced that we expect net profit for the year ending March 31, 2008 to be in the range of $4 to $6 million. These expectations are managements best estimates of future results, and are based in significant part on the historical results of operations of William’s Brand Administer Co. Ltd, our recently acquired subsidiary, coupled with the projected impact of our recent restructuring efforts.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 16, 2007, in the same press release, we announced a series of management changes that we expect to occur over the next month.

We announced that Dr. Bruno Wu Zheng is expected to resign as our Chief Executive Officer. Dr. Wu will remain with the Company as Executive Chairman of the Board. The effective date of Dr. Wu’s resignation has not yet been confirmed.

We announced that Mr. Ren Huiliang is expected to assume the role as our Chief Executive Officer of the Company replacing Dr. Wu. Mr. Ren currently is the Chief Executive Officer of our wholly-owned subsidiary William’s Brand Apparel Co. Ltd (“William’s Brand”) and Vice Chairman of our Board of Directors. As Chief Executive Officer of Company, Mr. Ren will continue to oversee the business operations of William’s Brand, as well as other aspects of our consolidated operations.

We announced that Mr. Jeffery Li is expected to resign as our Chief Financial Officer, effective July 23, 2007. Mr. Li will continue to work with us as a financial advisor.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMART, INC.

(Registrant)

Date: July 20, 2007	By:	/s/ Jeffery Zhen Li
Jeffery Zhen Li, Chief Financial Officer

Exhibit No.	Description

99.1	Press Release dated July 16, 2007, announcing the Company’s financial results for fiscal 2007 and estimated profit guidance for fiscal 2008